14. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through November 7, 2014, which is the date when these financial statements are available to be issued. The following significant events took place subsequent to December 31, 2013.

From the period January 1, 2014 through May 15, 2014, the Company granted employees and officers a total of 2,240,000 common stock options with an exercise price of $1 per share. The options expire in five years from issuance date.

On May 30, 2014 the Company completed its acquisition of Latitude 360, Inc., a Florida corporation (“L360 Florida”), pursuant to the Agreement and Plan of Merger (as amended, the “Merger Agreement”) dated April 8, 2014, among the Company, Latitude Global Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of the Company (the “Merger Sub”), and L360 Florida. Pursuant to the Merger Agreement, on May 30, 2014, Merger Sub merged with and into L360 Florida, and L360 Florida became a wholly-owned subsidiary of the Company (the “Merger”).

At the effective date of the Merger the Company issued (or reserved for issuance) an aggregate of 154,735,504 shares of the Company’s common stock (the “Merger Shares”) to the shareholders of the Company immediately prior to the effective time as consideration for the acquisition. The Merger Shares represent approximately 98.9% of the total number of outstanding shares of the Company’s common stock. Except for certain convertible securities of which did not convert into shares of the Company’s common stock in connection with the Merger (the “L360 Non-Converting Securities”), each outstanding share of preferred stock of L360 Florida, each warrant to purchase L360 Florida common stock, and any other security of L360 Florida exchangeable for or convertible into shares of L360 Florida common stock (the “L360 Convertible Securities”) was exchanged or converted into shares of L360 Florida common stock immediately prior to the consummation of the Merger, such that the shares of L360 Florida common stock issued upon conversion, along with the shares of the Company’s common stock underlying the L360 Non-Converting Securities, represented the right to receive a portion of the Merger Shares. Each L360 Non-Converting Security outstanding at the effective time of the Merger was automatically converted into a like convertible security, or the right to receive a like convertible security, to acquire a portion of the Merger Shares, at an exercise price per share appropriately adjusted so that the aggregate exercise price is the same as it was prior to the effective time of the Merger. The company changed its name to Latitude 360 Inc. The financial statements reflect the consolidated operations of the Company and its subsidiaries.

On July 21, 2014, the Company announced its fourth location will be part of the Cross gates Mall, the NY Capital Region’s premier shopping, dining and entertainment destination. The Company expects the grand opening of its new venue will be scheduled for first quarter of 2015.

On July 24, 2014, the Company announced that it entered into a lease whereby its construction build-out costs will be funded by Duke Realty the owner and manager of The Shops at West End in St. Louis Park, MN. Latitude 360’s new 43,000 square-foot venue is scheduled to open during the second quarter of 2015.

On June 6, 2014, the company entered into a lease agreement for its sixth location at 101 Independence Mall Way, Kingston, MA. The company expects the opening of the new venue during the first quarter of 2015.

LAT360 has engaged 3 securities firms to assist the company to access capital to pay down debt and for growth capital.

Subsequent to the balance sheet date and through November 7, 2014, the Company received cash funding of $16,319,698 through the issuance of short term and of long term notes payable.